[logo]
NORTHWAY                   NORTHWAY FINANCIAL, INC.
--------
FINANCIAL

                                                                  April 12, 2004

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Northway Financial, Inc., to be held on Tuesday, May 25, 2004 at 2:00 p.m. at The Town and Country Motor Inn, Route 2, Shelburne, New Hampshire 03581.

         At the annual meeting you will be asked to consider and act upon the following:

         (1) to elect four (4) class I directors to serve until the 2007 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and

         (2) to transact such other business as may come properly before the meeting and any adjournments or postponements thereof.

         I, along with the other members of the Board of Directors, look forward to greeting you personally at the Annual Meeting. However, whether or not you plan to attend personally and regardless of the number of shares you own, it is important that your shares be represented. YOU ARE URGED TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED FOR YOUR CONVENIENCE.

         This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend.

                                            Very truly yours,


                                            William J. Woodward
                                            Chairman of the Board


        9 Main Street, Berlin, New Hampshire 03570/Telephone 603-752-1171

[logo]
NORTHWAY
--------
FINANCIAL

                            NORTHWAY FINANCIAL, INC.
                                  9 MAIN STREET
                           BERLIN, NEW HAMPSHIRE 03570
                             TELEPHONE 603-752-1171

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON TUESDAY, MAY 25, 2004

         NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of Northway Financial, Inc. will be held on Tuesday, May 25, 2004 at 2:00 p.m. at The Town and Country Motor Inn, Route 2, Shelburne, New Hampshire 03581 for the following purposes:

         (1) To elect four (4) class I directors to serve until the 2007 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and

         (2) To transact such other business as may come properly before the meeting and any adjournments or postponements thereof.

        The foregoing items are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on March 26, 2004 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

                                             By Order of the Board of Directors


                                             Joseph N. Rozek
                                             Secretary

Berlin, New Hampshire
April 12, 2004

                             YOUR VOTE IS IMPORTANT
                             ----------------------

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                            NORTHWAY FINANCIAL, INC.
                                  9 MAIN STREET
                           BERLIN, NEW HAMPSHIRE 03570
                             TELEPHONE 603-752-1171

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON TUESDAY, MAY 25, 2004

      This Proxy Statement and accompanying form of proxy are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Northway Financial, Inc., a New Hampshire corporation (the "Company"), for use in voting at the Annual Meeting of Stockholders (the "Meeting") to be held at 2:00 p.m. on May 25, 2004, at The Town and County Motor Inn, Route 2, Shelburne, New Hampshire 03581 and at any postponements or adjournments thereof. This proxy statement and accompanying form of proxy were mailed on or about April 12, 2004 to stockholders of record at the close of business on March 26, 2004 in connection with the solicitation.

         At the close of business on March 26, 2004, there were outstanding and entitled to vote 1,499,574 shares of the Company's common stock, par value of $1.00 per share.

         Each stockholder is entitled to one vote per share upon each matter submitted at the Meeting. Only stockholders of record at the close of business on March 26, 2004 shall be entitled to vote at the Meeting.

         The proxies of holders of common stock are being solicited by the Board of Directors. Stockholders are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed envelope. Shares represented by a properly executed proxy received prior to the vote at the Meeting and not revoked will be voted at the Meeting as directed in the proxy. IF A PROXY IS SUBMITTED AND NO DIRECTIONS ARE GIVEN, THE PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSALS TO BE CONSIDERED AT THE MEETING.

         A person giving the enclosed proxy may revoke it by filing an instrument of revocation with Joseph N. Rozek, Secretary, Northway Financial, Inc., 9 Main Street, Berlin, New Hampshire 03570. Any such person may also revoke a proxy by filing a duly executed proxy bearing a later date, or by appearing at the Meeting in person, notifying the Secretary, and voting by ballot at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not a proxy has been previously given, but the mere presence (without notifying the Secretary) of a stockholder at the Meeting will not constitute revocation of a previously given proxy.

         The Company will bear the cost of soliciting proxies from the stockholders, including mailing costs, and will pay all printing costs in connection with this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the directors, officers, and certain employees of the Company, and by personal interviews, telephone and facsimile. Such directors, officers and employees will not receive additional compensation for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. The Company may also make arrangements with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of its common stock. The Company may reimburse such custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

         The presence in person or by proxy of the holders of a majority of the issued and outstanding shares entitled to vote at the Meeting is required to constitute a quorum. Abstentions and "broker non-votes" (as defined below) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter and with respect to which the broker or other nominee does not have discretionary voting power.

         The Company is a New Hampshire corporation and the parent of The Berlin City Bank, a New Hampshire-chartered bank based in Berlin, New Hampshire ("BCB"), The Pemigewasset National Bank of Plymouth, New Hampshire, a national bank based in Plymouth, New Hampshire ("PNB"), Northway Capital Trust I ("NCT I"), a Delaware statutory business trust, and Northway Capital Trust II ("NCT II"), a Delaware statutory business trust.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS CONTINUING IN OFFICE

         The Company's Board of Directors is currently composed of eleven members. The Company's Amended and Restated Articles of Incorporation provide that directors are to be divided into three classes, with all classes as nearly equal as possible in size. Each director is elected for a three-year term and the terms are staggered so that only one class is elected by the stockholders annually.

         At the Meeting, four directors will be elected to serve for a three-year term until the 2007 Annual Meeting, and until their successors are duly elected and qualified. The Board of Directors has nominated for election Fletcher W. Adams, Arnold P. Hanson, Jr., John H. Noyes and William J. Woodward, all of whom are current members of the Board of Directors. It is the intention of the persons named in the accompanying form of proxy, or their substitutes, to vote for the election of the foregoing nominees unless instructed to the contrary. The Board of Directors believes that all of the nominees will be available and able to serve as directors, but if for any reason any of the nominees named above should not be available or able to serve, the proxies may exercise discretionary authority to vote for one or more substitutes as the Board of Directors may recommend. In the alternative, the Board of Directors may, if permitted by law and the Amended and Restated Articles of Incorporation and Bylaws, amend the Bylaws if necessary and reduce the size of the Board to eliminate the resulting vacancy. The affirmative vote of a plurality of the votes cast is required for the election of directors. Abstentions and broker non-votes will not be counted as "votes cast" for purposes of electing directors and, therefore, will not affect the election of the directors.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR OF THE COMPANY.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

         The following table sets forth the name and age, other positions held with the Company, term of office and period served, business experience, and certain other information, as of March 26, 2004, with respect to each nominee and each director continuing in office. The information was provided by the persons named.

                                                                              Shares of
                                                                              Common Stock         Percent
                                                                Term          Beneficially         of Common
Name and Business Experience                      Director      To            Owned at             Stock
for Past Five Years                     Age       Since         Expire        Mar. 26, 2004(1)     Ownership(1)
-------------------------------------------------------------------------------------------------------------------

                                                NOMINEES OF THE BOARD
Adams, Fletcher W.                      67        1997          2007              54,500 (2)          3.63%
   Vice-Chairman of the Board,
   Northway Financial, Inc.;
   Chairman of the Board, The
   Pemigewasset National Bank
   of Plymouth, New Hampshire

Hanson, Jr., Arnold P.                  54        1997          2007              19,312 (3)          1.29%
   President, Isaacson
   Structural Steel, Inc.

Noyes, John H.                          57        1997          2007              12,185 (4)          ****
   President, Noyes Insurance
   Agency, Inc.; President,
   Central Square Insurance, Inc.

Woodward, William J.                    58        1997          2007              89,088              5.94%
    Chairman of the Board,
    President, Chief Executive
    Officer, Northway Financial,
    Inc. and The Berlin City Bank;
    Chief Executive Officer and
    President, The Pemigewasset
    National Bank of Plymouth,
    New Hampshire

                                            DIRECTORS CONTINUING IN OFFICE
Boucher, Stephen G.                     57        1999          2005                 250              ****
   Chief Executive Officer and
   Chairman of the Board, Airmar
   Technology Corp.;

Kelley, Barry J.                        54        1997          2005              42,039 (5)          2.80%
   President, White
   Mountain Lumber, Co.

Labnon, Randall, G.                     50        1997          2005               3,072              ****
   General Manager, Town &
   Country Motor Inn

Anderson, Frederick C.                  52        2002          2006               1,145 (6)          ****
   President, NH Electric
   Cooperative, Inc.

Clifford, Jr., Charles H.               68        1997          2006               2,500              ****
   Retired Businessman

Morris, John D.                         73        1997          2006               6,136              ****
   Retired Businessman

Ward, Brien L.                          51        2002          2006                 167              ****
   Attorney

**** Owns less than 1% of the Company's outstanding common stock.
(1) Included in the shares listed as "beneficially owned" and in the calculation of common stock ownership are the following shares which the persons listed have the right to acquire prior to the expiration date shown pursuant to vested stock options granted under the 1999 stock option and grant plan - Mr. Woodward (7,500 prior to June 15, 2009 and 8,500 prior to October 17, 2010) and Mr. Adams (3,500 prior to June 15, 2009).
(2) Includes 23,000 shares held in a trust for which Mr. Adams serves as trustee.
(3) Includes 19,000 shares held in a trust for which Mr. Hanson serves as trustee and 312 shares owned jointly with spouse.
(4) Includes 12,185 shares held in a trust for which Mr. Noyes serves as trustee.
(5) Includes 32,846 shares owned jointly with spouse and 3,135 shares owned by spouse for which Mr. Kelley may be deemed the beneficial owner.
(6) Includes 104 shares owned jointly with son.


     The Board of Directors has determined that the following directors:
Fletcher W. Adams, Arnold P. Hanson, Jr., John H. Noyes, Stephen G. Boucher, Barry J. Kelley, Randall G. Labnon, Frederick C. Anderson, Charles H. Clifford, Jr., John D. Morris, and Brien L. Ward, who comprise a majority of the Board of Directors, are "independent" under the Nasdaq Stock Market rules.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company held thirteen (13) meetings during the calendar year ended December 31, 2003. All incumbent directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of which he was a member in 2003.

     Directors of the Company are paid an annual retainer fee of $10,000 for service on the Board. In addition, Committee chairpersons are paid $600 for each Committee meeting attended, and Committee members are paid $400 for each Committee meeting attended. Directors who also serve on the Executive Committee receive an additional annual fee of $12,000. The Vice Chairman of the Board, Mr. Adams, receives an annual fee of $32,000.

     The following sets forth the current members of each of the standing committees of the Board of Directors together with a brief description of the function of each such committee.

                                            EXECUTIVE/INVESTMENT COMMITTEE

MEMBERS:          William J. Woodward, Chairman; Fletcher W. Adams, John D. Morris; and John H. Noyes

FUNCTION:         The Executive/Investment Committee generally has the authority to exercise the power of the full Board during intervals between meetings of the Board.
NUMBER OF
MEETINGS:         This Committee meets on a bi-weekly basis.

                                             AUDIT AND COMPLIANCE COMMITTEE

MEMBERS:           Arnold P. Hanson, Jr., Chairman; Frederick C. Anderson; Barry J. Kelley and Brien L. Ward.

FUNCTION:          This Committee oversees the activities of the Company's Internal Auditor, its independent certified public accounting firm, and activities of other accounting firms used on a project basis. This
                   Committee also reviews the results of each regulatory examination. The Committee also provides oversight for all compliance and loan review activities of the Company, including those of the
                   Corporate Compliance Officer. The Audit and Compliance Committee operates under a written charter adopted by the Board of Directors of the Company, a copy of which is included as Appendix A to this proxy statement.

                   The Board of Directors has determined that no member of the Audit and Compliance Committee meets the specific qualifications of an "audit committee financial expert" as defined in Item 401(h) of
                   Regulation S-K promulgated by the Securities and Exchange Commission. The Board believes that, taking into account the relative breadth and complexity of the Company's financial statements, the current members of the Audit and Compliance Committee possess the requisite level of financial expertise to perform their responsibilities effectively.

NUMBER OF
MEETINGS:          This Committee met nine (9) times during the 2003 fiscal year.

                                HUMAN RESOURCES, COMPENSATION AND NOMINATING COMMITTEE

MEMBERS:           Stephen G. Boucher, Chairman; Fletcher W. Adams; Randall G. Labnon; John D. Morris and John H. Noyes.

FUNCTION:          This Committee conducts annual and periodic reviews of director, officer, and employee compensation in order to ensure that the Company has the programs necessary to attract and retain competent professionals at all levels. The Human Resources, Compensation and Nominating Committee does not currently have a written charter.

                   Further, this Committee selects nominees for election as directors of the Company. This Committee nominated the persons standing for election at the 2004 Annual Meeting.

                   Historically, the Company has not received any proposals from stockholders recommending director candidates to be nominated for membership on the Board of the Company. Consequently, the Board of
                   Directors has not viewed the development of a formal policy regarding the consideration of any director candidates recommended by stockholders to be necessary, and this Committee does not have such a formal policy. A stockholder wishing to nominate a director separately from the slate of directors nominated by the Company should follow the procedures described in this proxy statement under the heading "Stockholder Proposals."

                   The Board of Directors has adopted, based on this Committee's recommendations, certain guidelines regarding "Director Role and Qualifications," that must be met by an individual in order to be considered for nomination by this Committee to the Company's Board of Directors. In addition to possessing strong personal qualifications such as, good character, sound judgment, diligence, and ability to think critically and strategically, this Committee considers a broad range of other factors in evaluating potential candidates for the Company's Board of Directors. These factors include, without limitation, specialized skills, knowledge, expertise, business contacts and relationships, and the ability to commit appropriate time to the duties of a director. The perceived needs of the overall Board of Directors are also considered.

NUMBER OF
MEETINGS:          This Committee met six (6) times during the 2003 fiscal year.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Stockholders wishing to communicate with the Company's Board of Directors should address their inquiries to the Company's Chief Financial Officer by mail sent to the Company's main address at 9 Main Street, Berlin, New Hampshire 03570. The mailing envelope should contain a clear notification indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters should clearly state whether the intended recipients are all members of the Board or certain specified individual Directors. All communications will be reviewed by the Company's Chief Executive Officer who will determine whether the communication will be relayed to the Board. Except for resumes, sales and marketing communications, or notices regarding seminars or conferences, summaries of all shareholder communications will be provided to the Board.

EXECUTIVE OFFICERS

     The following sets forth information regarding the executive and key officers of the Company and/or its subsidiaries, the position or office held by each of them, and the date from which they have continually served as executive officers.

                                                                                            Executive
                                                                                            Officer
Name                                                                          Age           Since
-------------------------------------------------------------------------------------------------------------------
William J. Woodward                                                           58            1989
   Chairman, President, and Chief Executive Officer Northway Financial,
   Inc. and The Berlin City Bank; and Chief Executive Officer and President,
   The Pemigewasset National Bank of Plymouth, New Hampshire

Mark C. Bechtold                                                              47            2004
     Senior Vice President, Northway Financial, Inc.

Lawrence J. Bessinger                                                         59            1999
     Senior Vice President, Northway Financial, Inc.

James R. Brannen                                                              42            1999
     Senior Vice President, Northway Financial, Inc., The Berlin City
     Bank, and The Pemigewasset National Bank of Plymouth, New
     Hampshire

Richard T. Brunelle                                                           61            1996
     Senior Vice President, The Berlin City Bank and
     The Pemigewasset National Bank of Plymouth, New Hampshire

Ronald P. Goudreau                                                            50            2003
     Senior Vice President, Northway Financial, Inc., The Berlin City
     Bank, and The Pemigewasset National Bank of Plymouth, New
     Hampshire

Robert F. Howe                                                                58            2003
     Senior Vice President, The Berlin City Bank and The Pemigewasset
     National Bank of Plymouth, New Hampshire

Richard P. Orsillo                                                            54            2001
     Senior Vice President and Chief Financial Officer, Northway Financial,
     Inc., The Berlin City Bank and The Pemigewasset National Bank of
     Plymouth, New Hampshire

John H. Stratton, Jr.                                                         57            1990
     Senior Vice President, Northway Financial, Inc., The BerlinCity
     Bank, and The Pemigewasset National Bank of Plymouth, New
     Hampshire

Robert I. Walker                                                              64            1999
     Senior Vice President, Northway Financial, Inc.

     William J. Woodward has served as Chairman of the Board of Directors, President and Chief Executive Officer of the Company since 1997. In addition, he has served as President and Chief Executive Officer of BCB since 1994 and has served as Chairman of the Board of Directors of BCB since 1989. He became a Director of BCB in 1975. He has served as Chief Executive Officer of PNB since 2002, as President of PNB since 2004 and has served as a director of PNB since 1997.

     Mark C. Bechtold has served as Senior Vice President since February 2004 and is responsible for the Human Resources and Organizational Development. Prior to joining the Company, he served as Vice President and Manager of Human Resources of WICOR Americas, Inc. from May 1998 through January 2004.

     Lawrence J. Bessinger has served as Senior Vice President of the Company since July 1999 and is responsible for the technology division. Prior to this promotion, Mr. Bessinger had served as Vice President-Chief Information Officer for BCB since 1990.

     James R. Brannen has served as Senior Vice President of the Company since July 1999 and is responsible for retail lending and the operations division. From November 1993 until July 1999, Mr. Brannen served as Vice President of Retail Loan Operations for BCB.

     Richard T. Brunelle has served as Senior Vice President of BCB since April 1996 and PNB since 2001 and is responsible for the commercial lending division. From 1991 until his promotion, Mr. Brunelle served BCB as Vice President and Senior Commercial Lender.

     Ronald P. Goudreau has served as Senior Vice President and Operations Officer of the Company since 2003. He is responsible for both deposit and loan operations. Prior to joining the Company, he served as Senior Compliance Examiner of the Federal Deposit Insurance Corporation since 1992.

     Robert F. Howe has served as Senior Vice President of BCB since October 1998 and is responsible for the indirect lending division. Prior to joining BCB, Mr. Howe served as Vice President of Consumer Lending of Concord Savings Bank and President of Bancredit Corporation, the indirect lending subsidiary of Concord Savings Bank from March 1984 through October 1998.

     Richard P. Orsillo has served as Senior Vice President and Chief Financial Officer of the Company, BCB and PNB since 2002. From December 1998 until his promotion he served as Vice President and Corporate Controller of the Company, BCB and PNB. Prior to joining the Company he served as Senior Vice President and Chief Financial Officer of Elmira Savings Bank, FSB from March 1996 through December 1998.

     John H. Stratton, Jr. has served as Senior Vice President of the Company since 2003 and is responsible for the retail banking division of both subsidiary banks. Prior to assuming this position he served as Senior Vice President of BCB since 1990 where he was responsible for the BCB retail banking division.

     Robert I. Walker has served as Senior Vice President of the Company since 2003 and is responsible for retail product development and sales. From June 1999 until his promotion in January 2003, he served as Senior Vice President of PNB where he was responsible for the PNB retail and marketing divisions. Prior to joining PNB, Mr. Walker served as Senior Vice President of Vermont National Bank from 1998 to 1999.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of March 26, 2004, the beneficial ownership of common stock by (i) each of the executive officers named under "Executive Compensation" below and (ii) all directors and executive officers as a group; and (iii) each person, including any group of persons, known by the Company to beneficially own five percent (5%) or more of the outstanding common stock. See "Information Concerning Directors and Nominees" above for the beneficial ownership of common stock by Mr. Adams and other directors of the Company.

                                               Shares of Common               Percent of Shares of
Name                                           Stock Beneficially Owned(1)    Common Stock Ownership(1)
-------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
William J. Woodward                                       89,088                             5.94%
James R. Brannen                                           4,180                             ****
Richard T. Brunelle                                        5,050                             ****
Richard P. Orsillo                                         1,627                             ****
John H. Stratton, Jr.                                      6,432                             ****

Directors and executive officers                         254,683                            16.98%
     as a group (18 persons)

**** Owns less than 1% of the Company's common stock.
(1)  Included in the shares listed as "beneficially owned" and in the calculation of common stock ownership are the following shares which the persons listed have the right to acquire prior to the expiration date shown pursuant to vested stock options granted under the 1999 stock option and grant plan - Mr. Woodward (7,500 prior to June 15, 2009 and 8,500 prior to October 17, 2010), Mr. Brannen
     (1,500 prior to June 15, 2009 and 2,500 prior to October 17, 2010), Mr. Brunelle (2,000 prior to
     June 15, 2009 and 3,000 prior to October 17, 2010), Mr. Orsillo (1,500 prior to October 17, 2010), and Mr. Stratton (2,000 prior to June 15, 2009 and 3,000 prior to October 17, 2010). Additionally, included in the shares listed as "beneficially owned" and in the calculation of common stock ownership for directors and executive officers as a group there are 5,000 shares which other executive officers not listed have the right to acquire prior to June 15, 2009 and 5,500 shares prior to October 17, 2010, pursuant to vested stock options granted under The Company's 1999 Stock
     Option and Grant Plan.

5% HOLDER

                                                 Shares of Common                 Percent of Shares of
Name and Address                                Stock Beneficially Owned          Common Stock Ownership
--------------------------------------------------------------------------------------------------------
1.   Jeffrey L. Gendell(1)                             146,801                        9.79%
     55 Railroad Avenue, 3rd Floor
     Greenwich CT  06830

(1) Shares voting power through Tontine Financial Partners, L.P.; Tontine Management, L.L.C.; and
    Tontine Overseas Associates, L.L.C.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation for services rendered in all capacities to the Company during the fiscal years ended December 31, 2003, 2002, and 2001, of those persons who were, at December 31, 2003: (i) the chief executive officer of the Company and (ii) the other four most highly compensated executive officers (collectively, the "Named Executive Officers").

                                                   SUMMARY COMPENSATION TABLE
                                                      Annual  Compensation
                                                    ---------------------------
                                                                                          Other(2)
Name and Principal Position              Year       Salary            Bonus(1)            Compensation
------------------------------------------------------------------------------------------------------
William J. Woodward                        2003       $276,000         $30,520            $   4,000
     Chairman, President and               2002        262,500           5,700               25,735
     Chief Executive Officer               2001        250,000          28,210               24,268

James R. Brannen                           2003        113,923           4,557                2,278
     Senior Vice President                 2002        108,077           2,162                2,161
                                           2001        101,539           6,092                3,046

Richard T. Brunelle                        2003        125,193           5,008                2,408
     Senior Vice President                 2002        120,289           2,406                2,221
     Berlin City Bank and The              2001        112,923           6,775                3,251
     Pemigewasset National Bank
     of Plymouth, New Hampshire

Richard P. Orsillo                         2003        121,000           4,840                2,420
     Senior Vice President                 2002        115,000           2,300                1,990
     and Chief Financial Officer           2001         90,500           5,430                2,715

John H. Stratton, Jr.                      2003        122,462           4,898                2,449
     Senior Vice President                 2002        117,423           2,348                2,348
                                           2001        113,558           6,813                3,407

(1) The 2003 bonus granted by the Board of Directors to the Chief Executive Officer is based on the assessment of his level of performance in achieving several strategic objectives relating to improvement in profitability, efficiency, product development, organization development, and others. The performance assessment was conducted by the Human Resources, Compensation, and
    Nominating Committee on behalf of the Board.

(2) The compensation reported in this column is comprised of: (a) amounts allocated to the accounts of the Named Executive Officers in connection with the Company's Profit Sharing Plan. During
    2003 and 2002 no amounts were allocated in connection with the Company's Profit Sharing Plan.
    During 2001 the amounts allocated to the Company's Profit Sharing Plan were as follows: Mr.
    Woodward, $2,855; Mr. Brannen, $1,015; Mr. Brunelle, $1,129; Mr. Orsillo, $905; and Mr.
    Stratton, $1,136; (b) employer matching contributions allocated to the accounts of the Named
    Executive Officers in connection with the Company's 401(k) Plan; and (c) with respect to Mr.
    Woodward, $7,015 and $736, which represents imputed income to Mr. Woodward associated with the term portion of a split-dollar life insurance arrangement for 2002 and 2001, respectively. With respect to 2002 and 2001, the reported compensation amounts also include $14,720 and $11,573, respectively, which amounts represent benefits to Mr. Woodward of the remainder of the premium payments by the Company under a split-dollar life insurance arrangement prior to enactment of the Sarbanes-Oxley Act on July 30, 2002. These amounts represent the interest the Company would have received had it loaned the premium amounts to Mr. Woodward at a market rate of interest.
    Effective May 29, 2003, the existing Executive Life program was terminated and replaced with a
    Supplemental Executive Retirement Plan (SERP), which is described under "Supplemental Executive
    Retirement Plan" below.

               AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table shows stock option exercises by the Named Executive Officers during the fiscal year ended December 31, 2003. In addition, this table includes the number of shares covered by both exercisable and unexercisable options as of December 31, 2003. Also reported are the values for "in-the money" options, which represent the positive spread between the exercise price of any such existing options and the year-end closing price of the Company's common stock.

                                                            Number of Securities      Value of Unexercised
                                                            Underlying Unexercised    In-the-Money Options/
                                                            Options/SARs at FY-       SARs at FY-End ($)
                  Shares Acquired    Value Realized(1)      End(#) Exercisable/       Exercisable/
Name              On Exercise (#)            ($)            Unexercisable             Unexercisable(1)
----------------------------------------------------------------------------------------------------------------
William J. Woodward      0                     0                  16,000/0             157,688/0
James R. Brannen         0                     0                   4,000/0              41,438/0
Richard T. Brunelle      0                     0                   5,000/0              51,125/0
Richard P. Orsillo       0                     0                   1,500/0              18,563/0
John H. Stratton, Jr.    0                     0                   5,000/0              51,125/0

(1) Calculated using a market price of $35.00 per share.

STOCK PERFORMANCE GRAPH

    The following graph compares the cumulative total stockholder return on the Company's common stock (assuming $100 was invested on September 30, 1997, the date when the Company's common stock became publicly traded, and all dividends were reinvested) against (i) the cumulative total return of the S&P Composite 500 Stock Index, and (ii) the NASDAQ Bank Stock Index.

                      [GRAPHIC OMITTED]

------------------------------------------------------------------------------------------------------
                       12/31/97    12/31/98   12/31/99    12/31/00   12/31/01    12/31/02   12/31/03
------------------------------------------------------------------------------------------------------
NWFI                   $ 100.00     $ 89.26    $ 86.73     $ 79.42   $ 101.46     $115.50   $129.67
------------------------------------------------------------------------------------------------------
S&P 500                  100.00      126.67     151.40      136.05     118.31       90.66    114.58
------------------------------------------------------------------------------------------------------
NASDAQ Bank Stocks       100.00       88.23      81.19       93.10     102.48      107.11   139.17
------------------------------------------------------------------------------------------------------

EMPLOYMENT CONTRACTS

     Mr. Woodward has entered into an employment agreement with the Company. Pursuant to the employment agreement, he provides ongoing services to the Company on a full-time basis for a period of three years. This term is automatically renewed for a one year period commencing on each anniversary of the agreement unless either he or the Company gives written notice to the other electing not to extend the term. The employment agreement provides for annual base salaries that are subject to increase from time to time in the discretion of the Board of Directors. The employment agreement also provides that he is entitled to participate in any incentive or bonus program established by the Board of Directors, as well as other employee benefit plans which the Company may from time to time have in effect for all or most of its senior executives.

     In addition to certain confidentiality and non-compete provisions, the agreement provides that if Mr. Woodward is terminated from full-time employment with the Company without cause prior to the end of the respective term, then he will be entitled to receive his base salary at the rate then in effect and certain group health benefits for the remainder of such term (the "Termination Benefits Period"); provided, that in the event he commences any employment or self-employment during the Termination Benefits Period, the remaining amount of base salary due, for the period from the commencement of such employment or self-employment to the end of the Termination Benefit Period, will be reduced by one-half of the salary he receives from such employment or self-employment. In addition, if he receives benefits from such employment or self-employment comparable to those benefits provided by the Company, the continuation of group health benefits shall cease effective as of the date of commencement of such employment or self-employment.

     The employment agreement also provides for termination benefits if Mr. Woodward's employment with the Company is terminated under certain circumstances following a "change of control." If within 18 months following a change of control of the Company, his employment is terminated by the Company or its successor or by himself following the occurrence of certain adverse actions taken with respect to his employment, or if his employment is terminated without cause, the Company must, in lieu of any other termination benefits described above, pay to him (or his estate, if applicable) a lump-sum payment equal to
2.99 times his "base amount" (within the meaning of section 280G of the Internal Revenue Code of 1986, as amended).

KEY EMPLOYEE AGREEMENTS

     The Company and its subsidiaries have entered into Key Employee agreements with the Named Executive Officers as well as other senior officers of the Company. These agreements provide for payments to the officer upon the officer's termination or resignation in connection with certain specified actions adverse to the officer's employment status following a change in control of the Company. The amount of such payments ranges from 1.0 to 1.5 times such officer's annual compensation.

PENSION PLANS

     The Company maintains a noncontributory defined benefit pension plan covering all full-time and part-time employees who work at least 1,000 hours, have completed one year of service and have attained the age of 21. Vesting will occur after 5 years, and age 65 will be the normal retirement age. Early retirement may be taken, however, after age 55.

     The following table illustrates estimated annual pension benefits for retirement at age 65 under the most advantageous plan provisions available for the various levels of compensation and years of service, limited to 30. The figures in this table are calculated based on the sum of one percent of final average earnings up to a covered compensation limit, plus 0.65 percent of final average earnings in excess of covered compensation, times years of service since January 1, 1999, up to 30. Final average earnings are defined as the five consecutive years out of the employee's last ten years of employment during which compensation is highest. Covered compensation for the purpose of this calculation is currently $46,284.

      AVERAGE
   COMPENSATION                          YEARS OF SERVICE
----------------------------------------------------------------------------
                            15              20            25           30+
----------------------------------------------------------------------------
     $125,000             26,425          35,233        44,041        52,850
     $150,000             32,612          43,483        54,354        65,225
     $170,000             37,562          50,083        62,604        75,125
     $175,000             38,800          51,733        64,666        77,600
     $200,000             44,987          59,983        74,979        89,975
     $225,000             45,235          60,313        75,391        90,470
     $250,000             45,235          60,313        75,391        90,470

     The compensation used to determine retirement benefits under the pension plan is calculated on the same basis as compensation set forth in the Summary Compensation Table except that under federal tax laws a maximum of $205,000 of compensation may be recognized. Benefits payable under the plan are not offset by social security benefits. The officers named in the Summary Compensation Table have each been credited with five years of service since January 1, 1999. In addition, each named executive officer other than Mr. Woodward and Mr. Orsillo is entitled to receive a benefit from the pension plan based on the benefit formula and his compensation and service in effect as of December 31, 1998. The annual amount of this frozen benefit payable at age 65 in the form of a single life annuity is as follows: Mr. Brannen: $5,275; Mr. Brunelle: $8,416; and Mr. Stratton: $13,433.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     Effective May 29, 2003, the existing Executive Life program sponsored by the Company was terminated and replaced with a Supplemental Executive Retirement Plan (SERP). The existing Split Dollar Life Insurance policy designed to support the Executive Life program is now fully owned by Northway. This policy will be maintained by Northway and is used as the benchmark for the newly established SERP.

     This SERP is an "account balance" type plan designed to provide retirement income to Mr. Woodward. Pre-retirement, Northway credits the participant's account with a contribution at the end of each calendar year. Contributions to the account are equal to the excess (if any) of the gain in the associated life insurance contract over the cost of the funds expense as defined in the SERP. Contributions are not guaranteed by the Company.

     The total retirement SERP benefit is as follows: Upon Mr. Woodward's termination of employment for reasons other than death or for cause, the account balance is paid out to him in ten (10) equal annual installments on the first day of the month following the month in which employment is terminated. Upon death after retirement, the unpaid account balance, if any, is paid out in a lump sum to the named beneficiary. During retirement, an additional retirement payment, based on the policy gains associated with the prior calendar year, will also be paid on an annual basis until the executive's death. In the event of Mr. Woodward's death while employed by the Company, the SERP permits a death benefit of $2,000,000 be paid to his beneficiary.

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

     The Board of Directors has established an Audit and Compliance Committee, whose members, as of December 31, 2003, are Arnold P. Hanson, Jr., Chairman; Frederick C. Anderson; Barry J. Kelly; and Brien L. Ward. The Board of Directors has determined that the members of the Audit and Compliance Committee are "independent" under the rules of the Nasdaq Stock Market.

     During 2003, the Audit and Compliance Committee reviewed and discussed the audited financial statements with the Company's management and discussed with Shatswell, MacLeod & Company, P.C., the Company's independent auditors, the matters required to be discussed by SAS No. 61 (Communication with Audit Committees) as amended by SAS No. 90 (Audit Committee Communications).

     In addition, the Audit and Compliance Committee has also received from the independent auditors the written disclosures and the letter required by the Independence Standards Board Standards No. 1 (Independence Discussions with the Audit Committee) and has discussed with the auditors their independence and received from the auditors disclosures regarding their independence.

     The Audit and Compliance Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, based on its review and the discussions described above.

     When considering the auditors' independence, the Company's Audit and Compliance Committee considered and concluded that the provision of the non-audit services above is compatible with maintaining the auditor's independence.

     Submitted by the members of the Audit and Compliance Committee.
        Arnold P. Hanson, Jr., Chairman        Frederick C. Anderson
        Barry J. Kelley                        Brien L. Ward

THE FOREGOING REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION AND SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                        FEES PAID TO INDEPENDENT AUDITORS

     The following table presents fees for professional audit services rendered by Shatswell, MacLeod & Company, P.C. for the audit of the Company's annual financial statements for 2003 and 2002, and fees billed for other services rendered by Shatswell, MacLeod & Company, P.C.

                                   2003             2002
                                --------           -------
Audit Fees                      $120,000           $89,000
Tax Fees                          11,500            12,500
All Other Fees                     5,500(1)         23,600(2)

(1) Fees for certification of The Retirement Plan for the Employees of Northway Financial and for The Northway Financial, Inc. 401(k) and Profit Sharing Plan.
(2) Includes $5,300 for certification of The Retirement Plan for the Employees of Northway Financial and for The Northway Financial, Inc. 401(k) and Profit Sharing Plan and $18,300 for assistance in the preparation of a disaster recovery plan.

     The Audit and Compliance Committee pre-approves all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the applicable rules of the Securities and Exchange Commission or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the "de minimus" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. There were no services provided under the "de minimus" provision in 2003. The authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit and Compliance Committee at its first meeting following such decision

REPORT OF THE HUMAN RESOURCES, COMPENSATION AND NOMINATING COMMITTEE

GENERAL POLICIES

     The Board of Directors has established a Human Resources, Compensation, and Nominating Committee whose responsibility is to recommend to the Board of Directors the approval of: (i) programs relating to compensation and benefits for all employees; (ii) compensation levels for all executive officers, including the Chief Executive Officer, (iii) nomination of Directors to serve on the Board of Directors of the parent company and its subsidiaries, and (iv) remuneration of Directors for their service on the Boards of the parent company and its subsidiaries. The Committee also will approve all of the strategic objectives assigned to the Chief Executive Officer, and will monitor and track throughout each year the progress made by the Chief Executive Officer toward achievement of those objectives. As of the date of the Meeting, this Committee will be comprised of four outside Directors whom the Board of Directors has determined to be "independent" under the rules of the Nasdaq Stock Market.

     The base salary for the executive officers is set at an amount within an established salary range that reflects the executive's position, duties and level of responsibility. The salary range consists of minimum and maximum levels distributed around an average of base salaries paid to executives who hold substantially similar positions within a selected peer group. Any bonuses are designed to reward executives for performance and are based primarily on the Company's financial results.

CEO COMPENSATION

     In connection with Mr. Woodward's employment agreement described above, the Company engaged a bank compensation consultant to act as its advisor in the matter of executive compensation. This consultant specializes in compensation matters for New England financial institutions and maintains an extensive data base for banks in various asset size groups.

     Using a variety of established surveys concerning bank salaries, the Company's consultant recommended a competitive salary range for Mr. Woodward. In connection with Mr. Woodward's employment agreement, the consultant's recommendation was subsequently approved by the Board.

     Submitted by the members of the Human Resources and Compensation Committee.
     Stephen G. Boucher, Chairman                Fletcher W. Adams
     Randall G. Labnon                           John Morris
     John H. Noyes

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has, during its ordinary course of business, made loans to directors and executive officers. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Company has had (and expects to have in the future) banking transactions with directors, executive officers, principal stockholders, and their associates on the same terms (including interest rates and collateral on loans) as those prevailing at the same time for comparable transactions with others, and do not involve more than the normal risk of collectibility or present other unfavorable features.


     The largest aggregate amount of such extensions of credit to directors, executive officers, principal stockholders, and their associates during the period of January 1, 2003 through December 31, 2003 was $998,550. The aggregate amount owing to the Company from such individuals on December 31, 2003 was $363,930, or 0.76% of stockholders' equity. As mentioned above, these loans were made on the same terms for comparable transactions with others.

     There were no executive officers or directors whose direct or indirect liability to the Company exceeded 10% of stockholders' equity at any time during the year.

     During 2003 the Company received services from certain directors and their affiliated business or professional entities, which either totaled $60,000 or represented more than 5% of that firm's gross revenue, as follows: Noyes Insurance Agency, of which John H. Noyes is owner, provided insurance services totaling $77,000; and New Hampshire Electric Cooperative, of which Frederick C. Anderson is President, provided electric services totaling $91,000.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     Shatswell, MacLeod & Company, P.C. was the Company's independent auditing firm for 2003. Representatives of Shatswell, MacLeod & Company, P.C. are expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if they so desire. The firm of Shatswell, MacLeod & Company, P.C. has served as the Company's independent auditing firm since September 30, 1997.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                                  MISCELLANEOUS

     A copy of the Company's Annual Report to Stockholders, including financial statements has been mailed to all stockholders of record as of the close of business on March 26, 2004. Any stockholder who has not received a copy of such Annual Report or would like to obtain a copy of the Company's Annual Report on Form 10-K may do so, free of charge, by writing to Richard P. Orsillo, Senior Vice President & Chief Financial Officer, c/o Northway Financial, Inc., 9 Main Street, Berlin, NH 03570. Alternatively, this report is available free of charge on the Company's website at www.northwayfinancialinc.com as soon as reasonably practicable after such material is electronically filed with or furnished to the Securities and Exchange Commission. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

                              STOCKHOLDER PROPOSALS

     The Company's Bylaws provide that any director nominations and new business proposals intended to be submitted by stockholders in connection with an Annual Meeting of Stockholders must be filed, delivered to, or mailed to and received by, the Company at its principal executive office not less than 75 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (the "Anniversary Date") or, in other words, no later than March 13, 2005 and no earlier than January 28, 2005; provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Company at its principal executive office not later than the close of business on the later of (1) the 75th day prior to the scheduled date of such Annual Meeting and (2) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Company. Any proposal should be sent to, and a copy of the applicable provision(s) of the Bylaws may be obtained, without charge, upon written request to, Joseph N. Rozek, Secretary, of the Company at its principal executive office in Berlin, New Hampshire. The proposal must also comply with the other requirements of the Company's Bylaws. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

     In addition to the foregoing, in accordance with the rules of the SEC, any proposal that a stockholder intends to present at the annual meeting of stockholders in 2005 must be received by the Company not less than 120 calendar days prior to the anniversary date of the immediately preceding proxy statement, or December 16, 2004, to be eligible for inclusion in the proxy statement and form of proxy relating to such meeting. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy.

                                           By Order of the Board of Directors

                                           Joseph N. Rozek
                                           Secretary
Berlin, New Hampshire
April 12, 2004

                                   APPENDIX A
       NORTHWAY FINANCIAL, INC BOARD OF DIRECTORS AUDIT COMMITTEE CHARTER


   (Adopted by the Board of Directors at a meeting held on February 24, 2004)


I.  GENERAL STATEMENT OF PURPOSE

    The purposes of the Audit Committee of the Board of Directors (the "Audit Committee") of Northway Financial, Inc. (the "Company") are to:

       o oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements;
       o assist the Board of Directors (the "Board") in its oversight of (1) the integrity of the Company's financial statements, and (2) the qualifications, independence and performance of the Company's independent auditors; and
       o prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

II. COMPOSITION

    The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be "independent" as defined in Rule 4200 under the Marketplace Rules of the National Association of Securities Dealers, Inc. ("NASD"), (2) meet the criteria for independence set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 10A-(b)(1) promulgated thereunder (subject to the exemptions provided in Rule 10A-3(c)), and (3) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

    Notwithstanding the foregoing, one director who (1) is not "independent" as defined in Rule 4200 under the Marketplace Rules of the NASD, (2) meets the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act and the rules promulgated thereunder, and (3) is not a current officer or employee or a "family member" (as defined in Rule 4200 under the Marketplace Rules of the NASD) of such officer or employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement.

    The Human Resources, Compensation and Nominating Committee shall recommend nominees for appointment to the Audit Committee annually and as vacancies or newly created positions occur. The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III. COMPENSATION

    A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors' fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member. Such additional fees may be greater than those fees paid to other directors, but should be commensurate with the time and effort expected to be expended by such Audit Committee member in the performance of his or her duties as an Audit Committee member.

IV. MEETINGS

    The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. The Chairman of the Audit Committee, in consultation with the other Committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

V.  RESPONSIBILITIES AND AUTHORITY

    A. Review of Charter
       o The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

    B. Matters Relating to Selection, Performance and Independence of Independent Auditor

       o The Audit Committee shall be directly responsible for appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services.
       o The Audit Committee shall instruct the independent auditor to report directly to the Audit Committee.
       o The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the "de minimus" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.
       o The Audit Committee shall determine the compensation to be paid to the independent auditor or other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and the Company shall pay such compensation.
       o The Audit Committee may review and approve the scope and staffing of the independent auditors' annual audit plan(s).
       o The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence.
       o The Audit Committee may consider whether the provision of the services covered in Items 9(e)(2) and 9(e)(3) of Regulation 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor's independence.
       o The Audit Committee shall assure the regular rotation of the lead audit partner and lead reviewing partner as required under Section 10A(j) of the Exchange Act.
       o The Audit Committee may recommend to the Board polices with respect to the potential hiring of current or former employees of the independent auditor.
       o The Audit Committee shall evaluate annually the independent auditor's qualifications, performance and independence, and present its conclusions with respect to the independent auditors to the full Board.

    C. Audited Financial Statements and Annual Audit
       o The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").
       o The Audit Committee shall review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor:
          I. THE COMPANY'S ANNUAL AUDITED FINANCIAL STATEMENTS AND MANAGEMENT'S DISCUSSION AND ANALYSIS, INCLUDING (A) ALL CRITICAL ACCOUNTING POLICIES AND PRACTICES USED OR TO BE USED BY THE COMPANY AND (B) ANY SIGNIFICANT FINANCIAL REPORTING ISSUES THAT HAVE ARISEN IN CONNECTION WITH THE PREPARATION OF SUCH AUDITED FINANCIAL STATEMENTS AND MANAGEMENT'S DISCUSSION AND ANALYSIS, PRIOR TO THE FILING OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K;
          II. ANY ANALYSES PREPARED BY MANAGEMENT, THE INTERNAL AUDITORS AND/OR THE INDEPENDENT AUDITORS SETTING FORTH SIGNIFICANT FINANCIAL REPORTING ISSUES AND JUDGMENTS MADE IN CONNECTION WITH THE PREPARATION OF THE FINANCIAL STATEMENTS, INCLUDING ANALYSES OF THE EFFECTS OF ALTERNATIVE GAAP METHODS ON THE FINANCIAL STATEMENTS. THE AUDIT COMMITTEE MAY CONSIDER THE RAMIFICATIONS OF THE USE OF SUCH ALTERNATIVE DISCLOSURES AND TREATMENTS ON THE FINANCIAL STATEMENTS, AND THE TREATMENT PREFERRED BY THE INDEPENDENT AUDITOR. THE AUDIT COMMITTEE MAY ALSO CONSIDER OTHER MATERIAL WRITTEN COMMUNICATIONS BETWEEN THE REGISTERED PUBLIC ACCOUNTING FIRM AND MANAGEMENT, SUCH AS ANY MANAGEMENT LETTER OR SCHEDULE OF UNADJUSTED DIFFERENCES;
          III. THE ADEQUACY OF THE COMPANY'S INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING;
          IV. MAJOR CHANGES IN AND OTHER ISSUES REGARDING ACCOUNTING AND AUDITING PRINCIPLES AND PROCEDURES, INCLUDING ANY SIGNIFICANT CHANGES IN THE COMPANY'S SELECTION OR APPLICATION OF ACCOUNTING PRINCIPLES;
          V. THE EFFECT OF REGULATORY AND ACCOUNTING INITIATIVES, AS WELL AS OFF-BALANCE SHEET TRANSACTIONS AND STRUCTURES, ON THE FINANCIAL STATEMENTS OF THE COMPANY; AND
          VI. THE CONDUCT, THE ADEQUACY AND RESULTS OF THE REVIEW OF THE LOAN PORTFOLIOS OF THE COMPANY'S SUBSIDIARY BANKS.
       o The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.
       o The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management's response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) a discussion of the responsibilities, budget and staffing of the Company's internal audit function, and (3) any significant disagreements with management.
       o The Audit Committee shall review and discuss with the independent auditor those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61 ("SAS 61") and may otherwise consider in connection with its review of any difficulties that the auditor may have encountered with management or others:
          I. ANY RESTRICTIONS ON THE SCOPE OF THE INDEPENDENT AUDITORS' ACTIVITIES OR ACCESS TO REQUESTED INFORMATION;
          II.  ANY ACCOUNTING ADJUSTMENTS THAT WERE NOTED OR PROPOSED BY THE
               AUDITORS BUT WERE "PASSED" (AS IMMATERIAL OR OTHERWISE);
          III. ANY COMMUNICATIONS BETWEEN THE AUDIT TEAM AND THE AUDIT FIRM'S
               NATIONAL OFFICE REGARDING AUDITING OR ACCOUNTING ISSUES PRESENTED BY THE ENGAGEMENT;
          IV. ANY MANAGEMENT OR INTERNAL CONTROL LETTER ISSUED, OR PROPOSED TO BE ISSUED, BY THE AUDITORS; AND
           V . ANY SIGNIFICANT DISAGREEMENTS BETWEEN THE COMPANY'S MANAGEMENT
               AND THE INDEPENDENT AUDITORS.
       o The Audit Committee shall review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(K) of the Exchange Act.
       o If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal controls and procedures for financial reporting, including the Company's loan review process, which could adversely affect the Company's ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC's rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company's internal controls and procedures for financial reporting.
       o Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor's independence, the Audit Committee shall make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for the last fiscal year.
       o The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company's annual proxy statement.

    D. Unaudited Quarterly Financial Statements
       o The Audit Committee shall discuss with management and the independent auditor, such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 71 and in connection with such auditor's review of Management's Discussion and Analysis in the related quarterly report.

    E  Procedures for Addressing Complaints and Concerns
       o The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
       o The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

    F. Regular Reports to the Board
       o The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit or loan review function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

VI. ADDITIONAL AUTHORITY

    The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

    A. Engagement of Advisors
       o The Audit Committee may engage independent counsel and such other advisors, as it deems necessary or advisable to carry out its duties, responsibilities and powers. If such counsel or other advisors are engaged, the Audit Committee shall determine the compensation or fees payable to such counsel or other advisors and the Company shall pay such compensation or fees.

    B.    Legal and Regulatory Compliance
       o The Audit Committee may discuss with management and the independent auditor the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company's compliance with such requirements. The Audit Committee may, if it determines it to be appropriate, make recommendations to the Board or other committees of the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.
       o The Audit Committee may discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company's financial statements or its compliance policies and procedures.

    C.    General
       o The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.
       o The Audit Committee may perform such other oversight functions as may be requested by the Board from time to time.
       o In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.
       o The Audit Committee is authorized to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.
       o The Audit Committee is authorized to incur such ordinary administrative expenses as are necessary or appropriate in carrying out its duties and the Company shall pay such expenses.

Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether the Company's financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations or the Company's Ethics and Conflict of Interest Policy.

                                  DETACH HERE                            ZNRTC2

                            NORTHWAY FINANCIAL, INC.

                   9 MAIN STREET, BERLIN, NEW HAMPSHIRE 03570
                             PROXY FOR COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph N. Rozek and Richard P. Orsillo, and each of them, proxies with full power of substitution to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of Northway Financial, Inc. ("Northway"), to be held at the Town & Country Motor Inn, Route 2, Shelburne, New Hampshire, on May 25, 2004 at 2:00 p.m., and at any adjournment or postponements thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting or any adjournment or postponement thereof. The undersigned revokes any proxy previously given in connection with such meeting and acknowledges receipt of Notice of the Annual Meeting of Stockholders and Northway's 2003 Annual Report to Stockholders.

-----------                                                          -----------
SEE REVERSE  CONTINUED AND TO BE SIGNED ON REVERSE SIDE SEE REVERSE  SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------

NORTHWAY FINANCIAL, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                                                            DETACH HERE                                                    ZNRTC1

--   PLEASE MARK
 X   VOTES AS IN                                                                                                             #NRT
--   THIS EXAMPLE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS
ARE INDICATED, THE UNDERSIGNED'S VOTES WILL BE CAST "FOR" EACH OF SUCH MATTERS. PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE.

1.  Proposal to elect (01) Fletcher W. Adams, (02) Arnold P.                  Such other business as may properly come before the
    Hanson, Jr., (03) John H. Noyes and (04) William J. Woodward              meeting or any  adjournments or postponements
    for a three year term to continue until the 2007 Annual                    thereof.
    Meeting of Stockholders, and until the successor of each is duly elected and qualified. Such other business as may
    properly come before the meeting or any adjournments or
    postponements thereof.


              FOR       --------        ---------  WITHHELD
              ALL                                  FROM ALL
            NOMINEES    --------        ---------  NOMINEES

 ---------

----------
            ---------------------------------------
            For all nominees except as noted above

                                                                                                                              -----
                                                                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT.

                                                                                                                              -----

                                                                              For joint accounts, each owner should sign.
                                                                              Executors, administrators, trustees, corporate
                                                                              officers and others acting in a representative
                                                                              capacity should give full title or authority.

Signature: __________________________________ Date: __________  Signature: __________________________________ Date: __________